Exhibit 99.1

 LMI Aerospace, Inc. dbAccess Global Industrials and Basic Materials Conference  June 2013

 *  Safe Harbor Statement  This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that are based on Management’s beliefs and assumptions, current expectations, estimates, and projections. These statements are subject to known and unknown risks and uncertainties, certain of which are beyond the company’s ability to control or predict, and, therefore, actual results may differ materially. For example, statements concerning future benefits, opportunities and the financial impact of the acquisition of Valent Aerostructures, LLC are forward-looking statements. In addition, statements concerning LMI Aerospace’s financial condition, possible or expected results of operations, commercialization of new products, growth opportunities and plans of Management are all forward-looking statements. Any forward-looking statements are made pursuant to the Private Securities Litigation Reform Act of 1995 and, as such, speak only as of the date hereof. LMI Aerospace disclaims any obligation to update any forward-looking statements whether as a result of new information, future events or otherwise. You are cautioned not to place undue reliance on these forward-looking statements. For more information about the risks and uncertainties the company faces, see the recent filings with the SEC, which can be found on the company’s website at http://ir.lmiaerospace.com/sec.cfm

 *  LMI Aerospace Company Overview  Preferred supplier to OEM’s and Tier 1 suppliersIntegrated manufacturing platform providing complex structural assemblies, kits and componentsBoeing Supplier of the Year – 2010, 2012 Aviation Partners Boeing Supplier of the Year – 2011Spirit Platinum Supplier – 2011 ~2,100 employees   Provides range of design, engineering and program management services, supporting aircraft product lifecycles from conceptual design, analysis and certification through production support, fleet support and service life extensions for OEM’s and Tier 1 suppliersExtremely diverse capabilities – nose to tailBoeing Supplier of the Year – 2011~450 employees  Fuselage Skins and assembliesLeading Edge components and assembliesWing SkinsWinglet Leading Edge skins and Modification Kits  Cockpit Crew Floor and Bulkhead Structure AssembliesStructural Sheet Metal and ExtrusionsMachined spars and ribsTailcone assemblies and slat assemblies for “Design Build”  Design of main sections of aircraft including wings, control surfaces, winglets, fuselage and empennageComposite Design ExpertiseWeight Optimization Engineering   Rapid Prototyping and TestAOG Support and Structural Repair EngineeringCertification PlanningDesign for Manufacturing CostTool Design and Fabrication  Products Include:  Products Include:  (1) Adjusted EBITDA defined as Earnings Before Interest and Taxes plus depreciation & amortization, stock based compensation, acquisition expenses and other non-recurring adjustments. (2) Reflects the midpoint of guidance.  Engineering  Aerostructures  LMI Aerospace2013E Revenue.: $459 - $483mm 2013E Adj. EBITDA: $70 - $77mm(1)2013E Adj. EBITDA Margin: 15.5%(2)

 *  LMI’s Strategic Objectives  Build critical mass and enhanced capabilities to win larger and more complex assembly and design-build projects  Make project management expertise the cornerstone of LMI’s competitive advantage  Maintain diversified and reasonable balance within our markets, customers and platformsCommercial, Business and Regional Jet, Military  Develop global low cost sources of supply, through ownership or use of our supply chain, to better market to global customers  *  PF FY2012 Revenue by Segment   PF FY2012 Aerostructures Revenue by End Market  PF Aerostructures71%

 *  Valent Core Competencies & Products  Products  Major Program ManagementMulti-Axis MachiningComplex 5-axis, 4-axis, and 3-axis contoured machined componentsProcessing Capabilities100+ tanks38 tanks are 42’x9’x5’Complex Assemblies737 Crew Floor737 Nose Wheel WellC-Series / MRJ Pylon CradleElectro Mechanical Assemblies787 Electrical RackCommercial and military ground-based landing systems  Machined Parts  Core Competencies  Complex Assemblies

 *  *  LMI Engineering Capabilities   ~450 strong engineering cadre averages 10-25 years OEM experienceTurnkey engineering expertise designing major assemblies (wing, fuselage, empennage) for commercial, corporate and military sectorEngineering services provided to blue chip OEMs and Tier 1sApproximately 70 engineers currently embedded at BoeingDirect connectivity to OEM engineering systems and proprietary design toolsDesign for Cost and manufacturing optimization of metal and non-metal assemblies provides LMI with true competitive differentiation  Highly Skilled Group of Engineers  Broad Engineering Knowledge / Capabilities  Flexible Engineering Workforce with High Utilization Rate  Program Management / Design for Cost Create Barriers to Entry  Industry-leading nose-to-tail aircraft engineering expertise

 *  Full Suite of Products and Services to Satisfy Customer Demands          Capability  Standalone  Standalone  Pro Forma  Engineering        High Speed Machining        Sheet Metal Forming        Processing        Complex Assemblies        LMI and Valent combination creates a unique supplier positioned to win larger, more complex work in both Aerostructures and Engineering Services